Financial Statements
(Unaudited)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
March 31, 2011

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements (Unaudited)

March 31, 2011

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

March 31, 2011

Percent of Cash
Industry	and Investments
Communications Equipment Manufacturing	11.2%
Wired Telecommunications Carriers	10.7%
Activities Related to Credit Intermediation	10.7%
Plastics Product Manufacturing	8.2%
Data Processing, Hosting, and Related Services	7.2%
Other Electrical Equipment and Component Manufacturing	5.6%
Semiconductor and Other Electronic Component Manufacturing	5.3%
Alumina and Aluminum Production and Processing	5.3%
Business Support Services	4.7%
Radio and Television Broadcasting	3.1%
Scheduled Air Transportation	2.7%
Other Financial Investment Activities	2.5%
Gambling Industries	2.4%
Industrial Machinery Manufacturing	2.3%
Other General Merchandise Stores	2.1%
Nonferrous Metal (except Aluminum) Production and Processing	1.9%
Commercial and Industrial Machinery and Equipment Rental and Leasing	1.9%
Electric Power Generation, Transmission, and Distribution	1.8%
Metal and Mineral (except Petroleum) Merchant Wholesalers	1.8%
Software Publishers	1.5%
Aerospace Product and Parts Manufacturing	1.4%
Full-Service Restaurants	0.9%
Other Professional, Scientific, and Technical Services	0.7%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	0.7%
Depository Credit Intermediation	0.6%
Oil and Gas Extraction	0.2%
Computer and Peripheral Equipment Manufacturing	0.2%
Home Furnishings Stores	0.1%
Other Amusement and Recreation Industries	0.0%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	2.3%
Total	100.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

March 31, 2011

Assets
Investments, at fair value:
Unaffiliated issuers (cost $491,117,648)	$420,689,810
Other affiliates (cost $266,481,322)	267,101,886
Controlled companies (cost $112,758,134)	62,869,599
Total investments (cost $870,357,104)	750,661,295

Cash and cash equivalents	17,994,553
Accrued interest income:
Unaffiliated issuers	6,315,122
Controlled companies	205,240
Other affiliates	29,031
Receivable for investments sold	29,351,838
Deferred debt issuance costs	4,542,728
Options (cost $4,669,354)	4,238,427
Other receivables	348,573
Dividend receivable from affiliated issuer	87,029
Prepaid expenses and other assets	21,301
Total assets	813,795,137

Liabilities
Credit facility payable	219,000,000
Payable for investments purchased	6,338,477
Options written (proceeds $1,189,561)	1,220,048
Management and advisory fees payable	990,625
Unrealized depreciation on swaps	774,679
Interest payable	226,617
Payable to the Investment Manager	33,029
Accrued expenses and other liabilities	404,767
Total liabilities	228,988,242

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized,
no shares issued and outstanding	-
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued
and outstanding	200,000
Accumulated dividends on Series Z preferred stock	1,973
Total preferred stock	201,973

Net assets applicable to common shareholders	$584,604,922

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096
shares issued and outstanding	$37
Paid-in capital in excess of par	756,184,852
Accumulated net investment income	21,044,171
Accumulated net realized losses	(71,917,207)
Accumulated net unrealized depreciation	(120,704,958)
Accumulated dividends to preferred shareholders	(1,973)
Net assets applicable to common shareholders	$584,604,922

Common stock, NAV per share	$16,012.58

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (60.87%)
Bank Debt (39.60%) (1)
Alumina and Aluminum Production and Processing (5.05%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2)	$60,945,315	$31,569,673	4.11%
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13 (2)	$1,281,906	1,281,906	0.17%
Revere Industries, LLC, 1st Lien Term Loan, Prime + 5%, due 6/30/13 (2)	$521,438	521,438	0.07%
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13 (2)	$79,188	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2% PIK, due 6/30/13 (2)	$5,352,995	5,352,995	0.70%
Total Alumina and Aluminum Production and Processing		38,726,012

Business Support Services (4.55%)
STG-Fairway Acquisitions, Inc., Senior Secured 1st Lien Term Loan, 13.5%, due 12/29/15	$34,335,401	35,022,108	4.55%

Commercial and Industrial Machinery and Equipment Rental and Leasing (1.90%)
AerCap Holdings N.V., Secured 1st Lien Term Loan, 10.25%, due 12/3/15 - (Netherlands)	$14,588,407	14,588,407	1.90%

Communications Equipment Manufacturing (3.90%)
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/14	$250,719	243,323	0.03%
Dialogic Corporation, Senior Secured Notes, LIBOR + 11%, due 9/30/13	$29,495,948	29,495,948	3.84%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/16/14	$230,073	220,870	0.03%
Total Communications Equipment Manufacturing		29,960,141

Computer and Peripheral Equipment Manufacturing (0.22%)
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 2% PIK, due 11/22/12	$1,708,806	1,708,806	0.22%

Electric Power Generation, Transmission, and Distribution (1.75%)
La Paloma Generating Company, Residual Bank Debt Claim (4)	$2,645,152	92,541	0.01%
Texas Competitive Electric Holdings Company, LLC, B3 Term Loan,
LIBOR + 3.5%, due 10/10/14	$7,461,340	6,287,731	0.82%
Texas Competitive Electric Holdings Company, LLC, Delayed Draw Term Loan,
LIBOR + 3.5%, due 10/10/14	$8,406,354	7,038,220	0.92%
Total Electric Power Generation, Transmission, and Distribution		13,418,492

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.66%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR + 6.5%,
due 10/2/13	$379,000	339,205	0.04%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR + 6.5%, due 10/2/13	$5,333,397	4,773,390	0.62%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		5,112,595

Other Financial Investment Activities (2.48%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%,
due 12/14/14	$23,422,061	19,059,702	2.48%

Other General Merchandise Stores (2.07%)
Conn Appliances, Inc., Term Loan, LIBOR + 11.5%, due 11/30/14	$15,889,640	15,889,640	2.07%

Plastics Product Manufacturing (5.10%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/14 (2), (3)	$23,146,257	23,146,257	3.01%
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13 (2), (3)	$16,093,700	16,093,700	2.09%
Total Plastics Product Manufacturing		39,239,957

Radio and Television Broadcasting (2.94%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, due 2/28/16	$3,349,609	3,450,098	0.45%
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	$18,376,639	19,111,704	2.49%
Total Radio and Television Broadcasting		22,561,802

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Company

				Percent of
	Principal		Fair	Cash and
Investment	Amount		Value	Investments

Debt Investments (continued)
Semiconductor and Other Electronic Component Manufacturing (4.60%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, due 9/29/15		$31,918,505	$32,078,098	4.17%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16		$3,277,834	3,277,834	0.43%
Total Semiconductor and Other Electronic Component Manufacturing			35,355,932

Software Publishers (1.46%)
EAM Software Finance Pty, Ltd., Senior Secured 1st Lien Tranche A Term Loan,
BBSY+ 2.25% Cash + 1.5% PIK, due 5/10/13 - (Australia) (5)	AUD	4,287,822	4,293,810	0.56%
EAM Software Finance Pty, Ltd., Senior Secured 1st Lien Tranche B Term Loan,
BBSY+ 2.75% Cash + 1.5% PIK, due 11/10/13 - (Australia) (5)	AUD	6,979,591	6,913,641	0.90%
Total Software Publishers			11,207,451

Wired Telecommunications Carriers (2.92%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (5)		€279,101	323,036	0.04%
Hawaiian Telcom Communications, Inc., Senior Secured Term Loan,
LIBOR + 6%, due 10/28/15		$6,464,858	6,612,625	0.86%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15 (2)		$3,933,818	3,979,305	0.52%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan,
EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (5)		€3,469,261	3,646,996	0.47%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (5)		€7,907,814	7,926,685	1.03%
Total Wired Telecommunications Carriers			22,488,647

Total Bank Debt (Cost $313,028,128)			304,339,692

Other Corporate Debt Securities (21.27%)
Aerospace Product and Parts Manufacturing (1.42%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15		$10,029,000	8,603,277	1.12%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15		$2,773,000	2,343,185	0.30%
Total Aerospace Product and Parts Manufacturing			10,946,462

Data Processing, Hosting, and Related Services (6.35%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15		$29,566,000	30,247,497	3.93%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17		$14,979,000	18,573,960	2.42%
Total Data Processing, Hosting, and Related Services			48,821,457

Depository Credit Intermediation (0.35%)
Allied Irish Bank PLC, Senior Unsecured Floating Rate Notes, EURIBOR + 0.075%,
due 4/11/12 (Ireland) (5)		€900,000	1,131,932	0.15%
Allied Irish Bank PLC, Senior Unsecured Floating Rate Notes, EURIBOR + 0.075%,
due 9/15/11 (Ireland) (5)		€1,200,000	1,563,043	0.20%
Total Depository Credit Intermediation			2,694,975

Full-Service Restaurants (0.88%)
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15 (6)		$6,261,000	6,769,706	0.88%

Gambling Industries (2.40%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18		$20,287,000	18,461,170	2.40%

Home Furnishings Stores (0.06%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)		$6,591,000	461,370	0.06%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Industrial Machinery Manufacturing (1.55%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14 (6)	$11,920,305	$11,920,305	1.55%

Metal and Mineral (except Petroleum) Merchant Wholesalers (1.81%)
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$14,100,000	13,900,345	1.81%

Oil and Gas Extraction (0.24%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,881,000	1,819,868	0.24%

Other Professional, Scientific, and Technical Services (0.67%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%,
due 4/1/12 - (UK/France/Germany) (6)	$5,942,000	5,142,979	0.67%

Plastics Product Manufacturing (0.03%)
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%,
due 9/15/09 (2), (4), (6)	$16,527,000	231,378	0.03%

Scheduled Air Transportation (2.19%)
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16 (6)	$7,276,567	8,277,095	1.08%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16 (6)	$7,412,450	8,524,317	1.11%
Total Scheduled Air Transportation		16,801,412

Wired Telecommunications Carriers (3.32%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (6)	$14,000,000	15,540,000	2.02%
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (4), (5), (6)	€32,529,758	9,994,072	1.30%
Total Wired Telecommunications Carriers		25,534,072

Total Other Corporate Debt Securities (Cost $206,950,645)		163,505,499

Total Debt Investments (Cost $519,978,773)		467,845,191

Equity Securities (36.79%)
Activities Related to Credit Intermediation (10.68%)
Online Resources Corporation, Common Stock (2), (4), (7)	1,302,445	4,923,242	0.64%
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (4), (6), (7)	52,744,807	77,155,102	10.04%
Total Activities Related to Credit Intermediation		82,078,344

Alumina and Aluminum Production and Processing (0.26%)
Revere Holdings, Inc., Class A Common Shares (2), (4), (6), (7)	90	-	-
Revere Holdings, Inc., Class B Common Shares (2), (4), (6), (7)	6,940	-	-
Revere Leasing, LLC, Class A Units (2), (4), (6), (7)	90	25,748	-
Revere Leasing, LLC, Class B Units (2), (4), (6), (7)	6,940	1,987,175	0.26%
Total Alumina and Aluminum Production and Processing		2,012,923

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class B Units (4), (6)	469	-	-
Hawkeye Renewables, LLC, Class C Units (4), (6)	369	4,059	-
Total Basic Chemical Manufacturing		4,059

Business Support Services (0.20%)
STG-Fairway Holdings, LLC, Class A Units (4), (6)	112,648	1,527,023	0.20%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Communications Equipment Manufacturing (7.29%)
Dialogic Inc., Common Stock (4), (6)	1,439,511	$6,751,307	0.88%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (4), (5), (6), (7)	276,043	9,575,781	1.25%
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates
- (Luxembourg) (2), (5), (6), (7)	27,328,261	39,718,549	5.16%
Total Communications Equipment Manufacturing		56,045,637

Data Processing, Hosting, and Related Services (0.84%)
GXS Holdings, Inc., Common Stock (4), (6)	1,162,264	116	-
GXS Holdings, Inc., Series A Preferred Stock (4), (6)	22,038	6,477,095	0.84%
Total Data Processing, Hosting, and Related Services		6,477,211

Depository Credit Intermediation (0.26%)
Doral Financial Corporation, Common Stock (4)	1,849,598	2,034,558	0.26%

Electric Power Generation, Transmission, and Distribution (0.08%)
Mach Gen, LLC, Common Units (4), (6)	8,012	634,951	0.08%

Industrial Machinery Manufacturing (0.76%)
GSI Group, Inc., Common Stock (4), (6)	563,994	5,809,138	0.76%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (4), (6)	43	4,476	-

Nonferrous Metal (except Aluminum) Production and Processing (1.91%)
International Wire Group, Inc., Common Stock (2), (6), (7)	637,171	14,654,933	1.91%

Other Amusement and Recreation Industries (0.02%)
Bally Total Fitness Holding Corporation, Common Stock (4), (6)	5,080	125,955	0.01%
Bally Total Fitness Holding Corporation, Warrants (4), (6)	9,162	43,978	0.01%
Total Other Amusement and Recreation Industries		169,933

Other Electrical Equipment and Component Manufacturing (5.60%)
EP Management Corporation, Common Stock (2), (6), (7), (8)	2,561,000	43,076,020	5.60%

Plastics Product Manufacturing (3.07%)
WinCup, Inc., Common Stock (2), (3), (4), (6)	73,517,938	23,629,642	3.07%

Radio and Television Broadcasting (0.16%)
Encompass Digital Media Group, Inc., Common Stock (4), (6)	225,184	1,215,430	0.16%

Scheduled Air Transportation (0.48%)
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company) (2), (6), (7)	229	1,863,323	0.24%
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company) (2), (6), (7)	223	1,828,958	0.24%
Total Scheduled Air Transportation		3,692,281

Semiconductor and Other Electronic Component Manufacturing (0.72%)
TPG Hattrick Holdco, LLC, Common Units (4), (6)	4,550,676	5,506,318	0.72%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Wired Telecommunications Carriers (4.46%)
Hawaiian Telcom Holdco, Inc., Common Stock (4), (6)	183,893	$4,827,191	0.63%
Integra Telecom, Inc., Common Stock (2), (4), (6), (7)	5,728,661	29,356,360	3.82%
Integra Telecom, Inc., Warrants (2), (4), (6), (7)	2,272,561	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (4), (5), (6)	4,215,000	59,676	0.01%
Total Wired Telecommunications Carriers		34,243,227

Total Equity Securities (Cost $350,378,331)		282,816,104

Total Investments (Cost $870,357,104) (9)		750,661,295

Cash and Cash Equivalents (2.34%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.05%,
Collateralized by Federal Home Loan Bank Bonds	$3,560,461	3,560,461	0.46%
Union Bank of California, Commercial Paper, 0.10%, due 4/1/11	$7,000,000	7,000,000	0.91%
Cash Denominated in Foreign Currencies (Cost $3,859,879)	€2,905,118	4,113,066	0.54%
Cash Held on Account at Various Institutions (10.)	$3,321,026	3,321,026	0.43%
Total Cash and Cash Equivalents		17,994,553

Total Cash and Investments		$768,655,848	100.00%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2011

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Issuer is a controlled company.

(4)	Non-income producing security.

(5)	Principal or shares amount denominated in foreign currencies. Amortized cost and fair value converted from foreign currencies to U.S. dollars.

(6)	Restricted security.

(7)	Investment is not a controlling position.

(8)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(9)	Includes investments with an aggregate market value of $30,266,908 that have been segregated to collateralize certain unfunded commitments.

(10)	Includes $396,227 posted as collateral against currency options written.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $67,693,954 and $97,728,716, respectively.

Aggregate purchases includes investment assets received as payment in kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of March 31, 2011 was $646,597,848, or 84.12% of total cash and investments of the
Company.

Options and swaps at March 31, 2011 were as follows:

	Contracts or
Instrument	Notional Amount		Fair Value

Currency Options
Long
AUD Put Option, $0.818975, Expires 6/28/11	AUD	645,937	$75
AUD Put Option, $0.818975, Expires 12/28/11	AUD	602,874	4,551
AUD Put Option, $0.818975, Expires 6/27/12	AUD	602,874	10,785
AUD Put Option, $0.818975, Expires 12/27/12	AUD	1,205,749	33,077
AUD Put Option, $0.818975, Expires 5/8/13	AUD	1,239,033	42,832
AUD Put Option, $0.818975, Expires 11/6/13	AUD	6,977,511	303,771
Short
AUD Call Option, $1.108025, Expires 6/28/11	AUD	(645,937)	(1,267)
AUD Call Option, $1.108025, Expires 12/28/11	AUD	(602,874)	(6,431)
AUD Call Option, $1.108025, Expires 6/27/12	AUD	(602,874)	(9,934)
AUD Call Option, $1.108025, Expires 12/27/12	AUD	(1,205,749)	(23,595)
AUD Call Option, $1.108025, Expires 5/8/13	AUD	(1,239,033)	(26,077)
AUD Call Option, $1.108025, Expires 11/6/13	AUD	(6,977,511)	(150,989)
Net Currency Options			176,798

Light Crude Oil, Call Option, $110, Expires 12/13/12		327	3,843,336
Light Crude Oil, Call Option Written, $150, Expires 12/13/12		(327)	(1,001,755)

Euro/US Dollar Cross-Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12		$15,548,500	(774,679)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Three Months Ended March 31, 2011

Investment income
Interest income:
Unaffiliated issuers	$11,544,461
Controlled companies	958,847
Other affiliates	1,013,215
Dividend income:
Unaffiliated issuers	11,185
Other affiliates	12,948,120
Other income:
Unaffiliated issuers	97,887
Other affiliates	699,807
Total investment income	27,273,522

Operating expenses
Management and advisory fees	2,971,875
Interest expense	2,103,932
Amortization of deferred debt issuance costs	407,343
Legal fees, professional fees, and due diligence expenses	180,529
Director fees	59,750
Insurance expense	50,940
Commitment fees	50,694
Custody fees	28,485
Other operating expenses	284,827
Total expenses	6,138,375

Net investment income	21,135,147

Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain on investments in unaffiliated issuers	6,097,900
Net change in net unrealized depreciation	(33,179,667)
Net realized and unrealized loss	(27,081,767)

Distributions to preferred shareholders	(8,000)
Net change in reserve for distributions to preferred shareholders	6,027

Net decrease in net assets applicable to common shareholders
resulting from operations	$(5,948,593)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Three Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	December 31, 2010

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$590,553,515	$584,188,788

Net investment income	21,135,147	48,988,978
Net realized gain on investments	6,097,900	16,614,199
Net change in net unrealized depreciation	(33,179,667)	(8,137,325)
Distributions to preferred shareholders from net investment income	(8,000)	(1,691,546)
Net change in reserve for distributions to preferred shareholders	6,027	90,421
Net (decrease) increase in net assets applicable to common shareholders
resulting from operations	(5,948,593)	55,864,727

Distributions to common shareholders from net investment income	-	(49,500,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $21,044,171 and distributions
in excess of net investment income of $82,976, respectively)	$584,604,922	$590,553,515

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2011

Operating activities
Net decrease in net assets applicable to common shareholders
resulting from operations	$(5,948,593)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(6,097,900)
Net change in net unrealized depreciation	33,560,959
Distributions paid to preferred shareholders	8,000
Net change in reserve for distributions to preferred shareholders	(6,027)
Accretion of original issue discount	(304,230)
Net accretion of market discount/premium	(26,474)
Income from paid in-kind capitalization	(5,068,483)
Amortization of deferred debt issuance costs	407,343
Changes in assets and liabilities:
Purchases of investments	(62,625,471)
Proceeds from sales, maturities and paydowns of investments	97,728,716
Increase in accrued interest income - unaffiliated issuers	(1,502,822)
Increase in accrued interest income - controlled companies	(57,392)
Decrease in accrued interest income - other affiliates	4,944
Increase in dividend receivable from affiliated issuer	(13,777)
Decrease in other receivables	180,774
Increase in receivable for investment sold	(24,819,511)
Decrease in prepaid expenses and other assets	56,384
Decrease in payable for investment purchased	(6,126,997)
Increase in interest payable	23,043
Decrease in payable to the Investment Manager	(45,807)
Decrease in accrued expenses and other liabilities	(199,832)
Net cash provided by operating activities	19,126,847

Financing activities
Proceeds from draws on credit facility	15,000,000
Principal repayments on credit facility	(10,000,000)
Distributions paid to common shareholders	(26,000,000)
Distributions paid to preferred shareholders	(8,000)
Net cash used in financing activities	(21,008,000)

Net decrease in cash and cash equivalents	(1,881,153)
Cash and cash equivalents at beginning of period	19,875,706
Cash and cash equivalents at end of period	$17,994,553

Supplemental disclosures
Interest payments	$2,080,889

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

March 31, 2011

1.  Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004.  Investment operations commenced and initial funding was received on July 13, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company.  Babson Capital Management LLC serves as Co-Manager. Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of four persons, three of whom are independent.

Company Structure

As of March 31, 2011, total maximum capitalization of the Company was approximately $951 million, consisting of $711 million of committed common equity, $240 million under a senior secured revolving credit and term loan facility (the “Senior Facility”), and $200,000 of Series Z Preferred Stock.  The contributed investor capital and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.  At March 31, 2011, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt		Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets		$-	$18,461,170	$13,709,107
2	Other observable market inputs*		48,656,421	106,097,162	10,636,329
3	Independent third-party pricing sources that employ significant unobservable inputsz		250,509,552	38,715,789	244,295,748
3	Internal valuations with significant unobservable inputs		5,173,719	231,378	14,174,920
Total		$	$ 304,339,692	$163,505,499	$282,816,104

* E.g., quoted prices in inactive markets or quotes for comparable investments

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the three months ended March 31, 2011 were as follows:
	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$264,739,226	$27,807,746	$291,208,703
Net realized and unrealized gains (losses)	5,385,541	(6,226,053)	(35,587,293)
Acquisitions	18,108,640	17,411,413	4,418,429
Dispositions	(37,723,855)	(277,317)	(15,744,091)
Ending balance	$250,509,552	$38,715,789	$244,295,748

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$4,693,927	$(6,226,053)	$(35,593,578)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$5,110,312	$231,378	$17,298,961
Net realized and unrealized gains (losses)	-	-	669,016
Acquisitions	63,407	-	-
Dispositions	-	-	(60,029)
Transfers out of Level 3	-	-	(3,733,028)
Ending balance	$5,173,719	$231,378	$14,174,920

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$-	$669,016

During the three months ended March 31, 2011, there were no transfers between Level 1 and Level 2.  One investment transferred from Level 3 to Level 2 due to increased trading volumes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date.  The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At March 31, 2011, the Company had foreign currency denominated investments with an aggregate market value of approximately 11.3% of the Company’s total investments. Such positions were converted at the closing rate in effect at March 31, 2011 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain option and swap transactions.  The Company also acquired or wrote certain commodity options to mitigate the effect of fluctuations in commodity prices on certain of the Company’s investments.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates, commodity prices, or the value of foreign currency relative to the U.S. dollar.

Unrealized gains and losses from derivative transactions during the three months ended March 31, 2011 were included in net change in unrealized depreciation on investments in the Statement of Operations as follows:

Instrument	Location	Unrealized Gains (Losses)
Cross-currency	Net change in net unrealized depreciation
basis swaps	on investments	$(950,759)
Crude oil	Net change in net unrealized depreciation
options	on investments	31,711
Currency	Net change in net unrealized depreciation
options	on investments	(119,858)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

Valuations of all open swap and option contracts at March 31, 2011 were determined using observable market inputs other than quoted prices in active markets for identical assets, and, accordingly, may be classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

Costs incurred in connection with the amendment of the Senior Facility, plus unamortized debt costs on the date of the amendment, totaled approximately $5.8 million.  These costs are being deferred and amortized on a straight-line basis through the scheduled maturity of the Senior Facility on July 1, 2014, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life.  The impact of utilizing this method versus the effective-interest method is not material to the Company’s operations.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectibility of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements.  As of March 31, 2011, all tax years since January 1, 2007 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences.  These adjustments have no impact on net assets or the results of operations.  Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and will reverse in subsequent periods.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments (including derivatives) of the Company at March 31, 2011 were as follows:

Unrealized appreciation	$124,145,533
Unrealized depreciation	(245,077,435)
Net unrealized depreciation	(120,931,902)

Cost	873,836,897

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of March 31, 2011, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually. As of March 31, 2011, the Company had paid $334,800,000 in distributions to common shareholders since inception.

4.  Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments and the maximum commitment under the Senior Facility.  In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3 above.  As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

4.  Management and Advisory Fees and Other Expenses (continued)

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company’s Senior Facility is comprised of a revolving credit facility of $165 million and a $75 million term loan.  Amounts borrowed under the Senior Facility bear interest at an annual rate of 3.5% plus LIBOR, EURIBOR, or the federal funds rate, or 3% plus a specified prime lending rate, and are subject to certain collateral requirements. The Company also pays 1.25% per year on undrawn portions of the Senior Facility.  The weighted-average interest rate on outstanding borrowings at March 31, 2011 was 3.75%.  The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of March 31, 2011, the Company was in full compliance with such covenants.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $7.1 million at March 31, 2011.  These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008.  The guaranty

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

may be terminated by the Company at any time subject to certain conditions. The Company expects the risk of loss from the guaranty to be remote.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown.  However, the Company expects the risk of loss to be remote.

7.  Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At March 31, 2011, such reimbursable amounts totaled $33,029, as reflected in the Statement of Assets and Liabilities.

8.  Preferred Capital

Series A-E

Prior to the amendment of the Senior Facility on July 22, 2010, the Company had 3,322 shares of Series A-E preferred equity outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.  In connection with the Senior Facility amendment, the remaining outstanding shares were redeemed.

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

8.  Preferred Capital (continued)

Series Z

The Company has 400 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of the liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

March 31, 2011

9. Financial Highlights
	Three Months
	Ended
	March 31, 2011
	(Unaudited)	Year Ended December 31,
	2011	2010	2009	2008	2007	2006

Per Common Share(1)
Net asset value, beginning of period	$16,175.52	$16,001.18	$13,332.48	$18,328.49	$20,781.38	$19,282.86

Investment operations:
Net investment income	578.90	1,341.83	878.33	1,480.42	2,211.14	1,290.12
Net realized and unrealized gain (loss)	(741.78)	232.19	3,355.18	(8,001.48)	(929.48)	2,597.58
Gain on retirement of Series A - E
preferred shares	-	-	-	2,259.64	-	-
Distributions to preferred shareholders from:
Net investment income	(0.22)	(46.33)	(77.93)	(414.14)	(158.52)	(224.32)
Realized gains	-	-	-	-	(176.77)	(118.71)
Net change in reserve for distributions
to preferred shareholders	0.16	2.48	0.42	63.02	(52.15)	(7.47)
Total from investment operations	(162.94)	1,530.17	4,156.00	(4,612.54)	894.22	3,537.20

Distributions to common shareholders from:
Net investment income	-	(1,355.83)	(1,487.30)	(383.47)	(1,582.51)	(1,242.62)
Net realized gains on investments	-	-	-	-	(1,764.60)	(716.69)
Returns of capital	-	-	-	-	-	(79.37)
Total distributions to common shareholders	-	(1,355.83)	(1,487.30)	(383.47)	(3,347.11)	(2,038.68)

Net asset value, end of period	$16,012.58	$16,175.52	$16,001.18	$13,332.48	$18,328.49	$20,781.38

Return on invested assets (2), (6)	(0.3)%	11.1%	26.0%	(19.6)%	8.1%	21.4%

Gross return to common shareholders (6)	(1.0)%	9.9%	31.9%	(25.4)%	5.2%	24.8%
Less: performance fee (6)	-	-	-	-	(0.9)%	(5.3)%
Return to common shareholders (3), (6)	(1.0)%	9.9%	31.9%	(25.4)%	4.3%	19.5%

Ratios to average common equity: (4), (7)
Net investment income	14.4%	8.4%	6.2%	9.4%	11.0%	6.7%
Expenses (before performance fees)	4.2%	3.8%	4.9%	6.5%	6.1%	6.1%
Expenses (including performance fees)	4.2%	3.8%	4.9%	6.5%	7.2%	10.3%

Ending net assets applicable to common
shareholders	$584,604,922	$590,553,515	$584,188,788	$486,756,704	$669,156,499	$758,709,428
Portfolio turnover rate (6)	8.6%	31.5%	16.6%	22.4%	55.3%	28.8%
Weighted-average debt outstanding	$223,777,778	$124,386,301	$184,076,712	$271,734,973	$355,287,671	$274,723,288
Weighted-average interest rate	3.8%	3.2%	2.8%	3.5%	5.8%	5.7%
Weighted-average number of shares	36,509	36,509	36,509	36,509	36,509	32,368
Average debt per share	$6,129.37	$3,406.99	$5,041.94	$7,442.94	$9,731.48	$8,487.50

Annualized Inception-to-Date Performance Data as of March 31, 2011
Return on invested assets (2)	11.0%
Internal rate of return (5)	6.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2011

9.  Financial Highlights (continued)

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(5)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The IRR presented assumes liquidation of the Company at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Three Months Ended March 31, 2011

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EP Management Corporation, Common Stock	$79,455,025	$-	$(15,339,097)	$43,076,020
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	12,422,240	-	-	9,575,781
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	37,547,187	-	-	39,718,549
Integra Telecom, Inc., Common Stock	29,193,496	-	-	29,356,360
Integra Telecom, Inc., Warrants	33,407	-	-	-
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15	3,976,590	3,304	(9,909)	3,979,305
International Wire Group, Inc., Common Stock	13,992,275	-	-	14,654,933
Online Resources Corporation, Common Stock	6,056,369	-	-	4,923,242
Online Resources Corporation, Series A-1 Convertible Preferred Stock	77,904,080	-	-	77,155,102
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09	231,378	-	-	231,378
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	30,638,188	752,411	-	31,569,673
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13	1,281,906	-	-	1,281,906
Revere Industries, LLC, 1st Lien Term Loan, Prime + 5%, due 6/30/13	521,438	-	-	521,438
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13	5,223,602	129,393	-	5,352,995
Revere Leasing, LLC, Class A Units	26,086	-	(338)	25,748
Revere Leasing, LLC, Class B Units	2,013,302	-	(26,136)	1,987,175
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/14	22,581,714	564,543	-	23,146,257
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company)	-	2,293,318	(236,347)	1,863,323
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company)	-	2,227,716	(154,837)	1,828,958
WinCup, Inc., Common Stock	37,233,565	-	-	23,629,642
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13	8,724,147	7,369,553	-	16,093,700

Note to Schedule of Changes in Investments in Affiliates:

(1)
 The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

March 31, 2011

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$37,898,809
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Dialogic Inc., Common Stock	10/1/10	7,032,638
Encompass Digital Media Group, Inc., Common Stock	1/15/10	1,081,913
GSI Group, Inc., Common Stock	7/2/10	4,368,224
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	7/23/10	10,597,442
GXS Holdings, Inc., Common Stock	3/28/08	1,615,439
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	64,618
Hawaiian Telcom Holdco, Inc., Common Stock	Various 2010	2,852,531
Hawkeye Renewables, LLC, Class B Units	6/18/10	-
Hawkeye Renewables, LLC, Class C Units	6/18/10	2,709,174
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	13,699,980
Landry's Restaurant, Inc., Senior Secured Notes, 11.625%, due 12/1/15	5/10/10	6,162,514
Mach Gen, LLC, Common Units	Various 2005	1,442,223
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	4,368,913
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	5,780,030
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK,
due 8/16/17	8/27/07	44,892,137
Precision Holdings, LLC, Class C Membership Interests	Various 2010	950
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,541,768
TPG Hattrick Holdco, LLC, Common Units	4/21/06	4,868,079